UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 17, 2008

MERRIMAC INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-11201	22-1642321
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

41 Fairfield Place, West Caldwell, New Jersey		07006
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (973) 575-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

At meetings of the Governance and Nominating Committee and Board of Directors of Merrimac Industries, Inc. (the “Company”) held on April 17, 2008, Albert H. Cohen and David B. Miller, directors of the Company, determined not to stand for re-election and to retire upon the completion of their current terms. Such terms are scheduled to end on June 26, 2008, the date of the Company’s 2008 Annual Meeting of Stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRIMAC INDUSTRIES, INC.

By: /s/ Robert V. Condon
Name: Robert V. Condon
Title: Vice President, Finance
and Chief Financial Officer

Date: April 18, 2008